EXHIBIT 10.18


                               INDEMNITY AGREEMENT
                       FOR FACTOR AND SUPPLIER GUARANTEES

THIS INDEMNITY AGREEMENT (this "Agreement") is entered into as of January 1, 2006, between FTC COMMERCIAL CORP. ("FTC") and Blue Holdings, Inc. (the "Client").

   1. GUARANTEES. From time to time, in order to assist the Client in the purchase of goods or for other purposes, the Client may request that FTC guarantee payment of certain obligations of the Client. The decision to do so shall be a matter of FTC's sole discretion. In the event FTC issues any such guarantees (the "Guarantees"), the same shall be subject to the terms and conditions of this Agreement. This Agreement supplements the Factoring Agreement between FTC and the Client dated July 25, 2005 (as amended from time to time, the "Factoring Agreement"), and all of the terms and provisions of the Factoring Agreement are incorporated herein by reference. Capitalized terms used in this Agreement, which are not defined in this Agreement, shall have the meanings set forth in the Factoring Agreement. This Agreement, the Factoring Agreement and all other present and future documents instruments and agreements between FTC and the Client are referred to herein collectively as the "Factoring Documents". The amount, extent, terms and conditions of the Guarantees and any documents relating thereto, shall in all respects be determined solely by FTC and shall be subject to change, modification and revision by FTC at any time and from time to time, in its sole discretion.

   2. CHARGES. Notwithstanding any provisions to the contrary in the Factoring Agreement and unless FTC and the Client otherwise agree in writing, the Client shall pay FTC a fee equal to one percent (1.0 %) of the face amount of each Guarantee for each sixty (60) day period (or fraction thereof) from the date of issuance of a Guarantee to the stated expiration date of the Guarantee; provided however, that in no event shall the fee paid for any Guarantee be less than one hundred fifty dollars ($150.00). Said fee shall be paid and shall be fully earned upon the issuance of the Guarantee, regardless of any subsequent payment, cancellation or termination prior to the stated expiration date of the Guarantee. In addition, the Client shall reimburse FTC for all charges, fees and expenses charged to FTC in connection with any Guarantee (all of which conclusive on the Client). Said fee and all charges, fees and expenses charged to FTC in connection with any Guarantee may be charged by FTC to the Client's account.

   3. INDEMNITY. The Client unconditionally agrees to indemnify, defend and hold FTC harmless from any and all loss, claim, liability, cost or expense, of any kind or nature, based upon, arising from or in any manner relating to, any and all Guarantees or any transaction or occurrence relating to any or all Guarantees, and all Guarantee Obligations (as defined below), including (without limitation) any of the foregoing arising from any errors or omissions in connection with any Guarantee (whether caused by FTC or otherwise). The Client's unconditional obligation to FTC hereunder shall not be modified or diminished for any reason or in any manner whatsoever.

   4. GUARANTEE OBLIGATIONS. All of the Client's present and future indebtedness, liabilities, and obligations to FTC of every nature whatsoever, however arising, fixed or contingent, due or to become due, under this Agreement or otherwise in any manner relating to any Guarantee are referred to herein as the "Guarantee Obligations". The Guarantee Obligations include, without limitation, the obligation of the Client to reimburse FTC for all sums which FTC pays under or in connection with any Guarantee, all charges and expenses which may pertain either directly or indirectly to any Guarantee, FTC's charges as herein provided, and all attorneys' fees and all other costs and expenses. FTC shall have the right, at any time and without notice to the Client, to charge any of the Client's factoring or other accounts with FTC with the amount of any and all Guarantee Obligations. Without limiting the fact that the amount of advances FTC may make to the Client under the Factoring Documents is a matter of FTC's sole discretion, FTC may reduce the amount of such advances which would otherwise be available under the Factoring Documents by the amount of all outstanding Guarantees and Guarantee Obligations.

   5. NON-RESPONSIBILITY. If a Guarantee is issued in connection with the purchase of goods by the Client ("Goods"), FTC shall not be responsible to the Client for: the existence, character, quality, quantity, condition, packing, value or delivery of the Goods; any difference or variation in the character, quality, quantity, condition, packing, value or delivery of the Goods from that expressed in any document or agreement relating thereto; the validity, sufficiency or genuineness of any documents relating to any Goods or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged; the time, place, manner or order in which shipment of any Goods is made; partial or incomplete shipment of any Goods, or failure or omission to ship any or all of the Goods; any deviation from instructions relating to any Goods; delay, default, or fraud by the shipper, vendor or anyone else in connection with any Goods or the shipping thereof; or any breach of contract between the shipper or vendor and the Client; any other act or omission of any kind or nature of any person with respect to, or in connection with, any Goods.


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   6. FTC'S AUTHORITY.  The Client agrees that any action taken by FTC, if taken in good faith, under or in connection with any Guarantee, shall be binding on the Client and shall not result in any liability of any kind of FTC to the Client. FTC shall have the full right and authority (but not the obligation) to do any and all of the following, without notice to or consent of the Client and without in any manner impairing any of the Client's liabilities or obligations hereunder: to resolve and/or compromise any and all questions relating to any Guarantee (including without limitation questions of non-compliance with the terms of any Guarantee); to grant any extensions of the maturity of, time or payment for, or time of presentation of, any documents or instruments relating to, any Guarantee; to grant any indulgence to any person in whose favor a Guarantee is issued ("Guaranteed Party") or any other person in respect of any Guarantee; and to agree to any amendments, renewals, extensions, modifications, changes or cancellations of any of the terms or conditions of any of the Guarantees; all in FTC's sole name and discretion, all without any notice to or any consent from the Client.

   7. WAIVERS; CONSENTS. The Client hereby waives: (a) presentment for payment, notice of dishonor, demand, protest, and notice thereof as to any instrument, and all other notices and demands to which the Client might be entitled, including without limitation notice of all of the following: the acceptance hereof; the creation, existence, or acquisition of any Guarantee Obligations; the amount of the Guarantee Obligations from time to time outstanding; any fact which might increase the Client's risk; any and all agreements and arrangements between FTC and the Guaranteed Party and any changes, modifications, or extensions thereof, and any revocation, modification or release of any Guarantee; (b) any right to require FTC to institute suit against, or to enforce any rights and remedies against, Guaranteed Party or any other person, or to exercise any other right or power, or pursue any other remedy FTC may have. Neither FTC, nor any of its directors, officers, employees, agents, attorneys or any other person affiliated with or representing FTC shall be liable for any claims, demands, losses or damages, of any kind whatsoever, made, claimed, incurred or suffered by the Client or any other party through the ordinary negligence of FTC, or any of its directors, officers, employees, agents, attorneys or any other person affiliated with or representing FTC.

   8. NEGATIVE COVENANTS. Without FTC's prior written approval, the Client shall not agree to any amendments, renewals, extensions, modifications, changes or cancellations of any of the terms or conditions of any purchase order, contract or agreement relating to any Guarantee.

   9. SECURITY. All of the Guarantee Obligations are secured by all security interests previously, now or hereafter granted by the Client to FTC, including without limitation the security interests granted in the Factoring Agreement and the other Factoring Documents.

   10. EVENT OF DEFAULT. On any failure to pay or perform any Guarantee Obligation when due, or upon the occurrence of any default or Event of Default under the Factoring Documents, FTC shall have all of the rights and remedies set forth in the Factoring Documents and which FTC otherwise has under applicable law, and, without limiting the generality of the foregoing, FTC shall have the right to require the Client to deposit with FTC cash in an amount equal to all outstanding Guarantees and Guarantee Obligations, to act as further security for all of the Guarantee Obligations and all other present and future indebtedness, liabilities and obligations of the Client to FTC.

   11.  GENERAL.  This  Agreement is the entire and only  agreement  between the
Client and FTC with respect to the subject matter hereof, and all representations, warranties, agreements, or undertakings heretofore or contemporaneously made, which are not set forth herein, are superseded hereby. No course of dealings between the parties, no usage of the trade, and no parol or extrinsic evidence of any nature shall be used or be relevant to supplement or explain or modify any term or provision of this Agreement. The terms and provisions hereof may not be waived, altered, modified, or amended except in a writing executed by the Client and a duly authorized officer of FTC. This Agreement shall survive any termination of the Factoring Agreement or other Factoring Documents and continue in full force and effect. Whether or not suit be instituted, the Client agrees to reimburse FTC on demand for all attorneys' fees and all other costs and expenses incurred by FTC in enforcing this Agreement, or arising out of or relating in any way to this Agreement or any Guarantee or the preparation or negotiation of this Agreement or any Guarantee. Without limiting the generality of the foregoing, and in addition thereto, the Client shall reimburse FTC on demand for all attorneys' fees and costs FTC incurs in any way relating to the Client, a Guarantee, a Guaranteed Party or the Guarantee Obligations, in order to: obtain legal advice; enforce or seek to enforce any of its rights; commence, intervene in, respond to, or defend any action or proceeding; file, prosecute or defend any claim or cause of action in any action or proceeding. In the event either FTC or the Client files any lawsuit against the other predicated on a breach of this Agreement, the prevailing party in such action shall be entitled to recover its attorneys' fees and costs of suit from the non-prevailing party.

   12. GOVERNING LAW; VENUE AND JURISDICTION. This Agreement and all acts and transactions pursuant or relating hereto and all rights and obligations of the parties hereto shall be governed, construed, and interpreted in accordance with the internal laws of the State of California. In order to induce FTC to accept this Agreement, and as a material part of the consideration therefor, the Client
(i) agrees that all actions or proceedings relating directly or indirectly hereto shall, at the option of FTC, be litigated in courts located within Los Angeles County, California, (ii) consents to the jurisdiction of any such court and consents to the service of process in any such action or proceeding by personal delivery or any other method permitted by law; and (iii) waives any and all rights the Client may have to transfer or change the venue of any such action or proceeding.


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         13. MUTUAL  WAIVER OF JURY TRIAL.  THE CLIENT AND FTC EACH HEREBY WAIVE
THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO, THIS AGREEMENT OR ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN FTC AND THE CLIENT, OR ANY CONDUCT, ACTS OR OMISSIONS OF FTC OR THE CLIENT OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH FTC OR THE CLIENT, IN ALL OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. THE CLIENT AND FTC DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING APPLICABLE STATE AND FEDERAL LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE CLIENT AND FTC AGREE THAT A JUDICIAL REFEREE WILL BE APPOINTED UNDER CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 631 TO DETERMINE ANY FACTUAL ISSUES IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE CLIENT AND FTC ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THIS AGREEMENT, THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN
CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO. THE CLIENT AND FTC SHALL SELECT A SINGLE NEUTRAL REFEREE, WHO SHALL BE A RETIRED STATE OR FEDERAL JUDGE WITH AT LEAST FIVE YEARS OF JUDICIAL EXPERIENCE IN CIVIL MATTERS. IN THE EVENT THAT THE CLIENT AND FTC CANNOT AGREE UPON A REFEREE, THE REFEREE SHALL BE APPOINTED BY THE COURT. THE CLIENT AND FTC SHALL EQUALLY BEAR THE FEES AND EXPENSES OF THE REFEREE UNLESS THE REFEREE OTHERWISE PROVIDES IN THE STATEMENT OF DECISION.

         BLUE HOLDINGS, INC.

         BY /s/ Patrick Chow
            --------------------------
         NAME   Patrick Chow
              ------------------------
         TITLE  CFO
               -----------------------


         FTC COMMERCIAL CORP.

         BY  /s/ Kenneth L. Wengrod
            --------------------------
         NAME    Kenneth L. Wengrod
              ------------------------
         TITLE   President
               -----------------------